Exhibit 10.1

                     First through Fourth Amendments
                To the Frozen Food Express Industries, Inc.
                         401(k) Savings Plan




























































                     AMENDMENT NUMBER ONE TO THE
                 FROZEN FOOD EXPRESS INDUSTRIES, INC.
                       401(K) SAVINGS PLAN

	This amendment, is hereby adopted by Frozen Food Express
Industries, Inc. (the "Corporation"), a Texas Business Corporation organized under the laws of the State of Texas, having its principal office in Dallas, Texas.

                            RECITALS
	WHEREAS, the Corporation previously adopted the Frozen Food Express Industries, Inc. 401(k) Plan (the "Plan"); and

	WHEREAS, the Corporation desires to amend the Plan in order to change the effective date of certain provisions of the Plan;

	NOW, THEREFORE, pursuant to Section 15.1 of the Plan, the following provisions shall be effective as of September 10, 1987.
1.	Section 3.4 shall be restated to hereinafter be and read as
follows:

    "Section 3.4   Notification of Eligibility and Commencement of
Participation.

         As soon as administratively feasible prior to each Entrance Date, the Employers shall furnish the Committee with a list of all Employees who become eligible or re-eligible to participate in the Plan as of that Entrance Date. The Committee shall promptly notify each such Employee of his prospective participation and provide each such Employee with such explanation of the Plan as the Committee may provide for that purpose, together with such forms as the Committee may prescribe for elections to participate in the Plan. Such forms shall include elections for (1) Savings Contributions (via payroll deduction); (2) investment direction of a Participant's accounts and (3) Beneficiary designation. Each Employee shall be eligible to have Savings Contributions made on his behalf as of the Entrance Date concurrent with or next following the date on which he (1) becomes a Participant in accordance with Plan Section 3.1, and (2) has signed and returned all election forms as required by the Employer.
    In accordance with Plan Section 4.1(b), if the Employee has not submitted all election forms as of the Entrance Date concurrent with or next following the date on which he becomes a Participant, the Employee shall be eligible to have Savings Contributions made on his behalf as of the payroll period concurrent with or next following the date the Employee submits such election forms."

2. Section 4.1(b) shall be restated to hereinafter be and read as follows:

    "(b) A Participant who does not have an election to have Savings Contributions made on his behalf in effect, or any Participant who would like to amend his election, may make such election or amend such election, effective as of the next following payroll period by filing an election with the Plan Administrator within a reasonable time prior to commencement of such payroll period. The Plan Administrator may permit a participant to make an election under this Section through any written, electronic or telephonic means authorized by the Committee. Any such election or amendment of an election shall be effective only with respect to Compensation payable after the Plan Administrator receives such election."

    IN WITNESS WHEREOF, this instrument was executed on this the 23 day of February, 2001.
						EMPLOYER:

						FROZEN FOOD EXPRESS INDUSTRIES, INC.
                              -----------------------------------------
                              By:   /s/ Stoney M. Stubbs, Jr .
                                    -----------------------------------
                              Name: Stoney M. Stubbs, Jr.
                                    -----------------------------------
                              Its:  President and Chairman of the Board
                                    -----------------------------------





















































                       Second Amendment to
                 Frozen Food Express Industries, Inc.
                       401(k) Savings Plan

     This Amendment is adopted by Frozen Food Express Industries, Inc. (the "Company"), a Texas Corporation, having its principal office in Dallas, Texas.

                        R E C I T A L S:

     WHEREAS, the Company has previously established the Frozen Food Express Industries, Inc. 401(k) Savings Plan (the "Plan") for the benefit of those employees who qualify thereunder and for their beneficiaries; and

     WHEREAS, the Company desires to amend the Plan to provide that if an employee terminates employment and is subsequently re-employed after incurring a Break in Service, Service prior to the Break in Service will be taken into account immediately upon re-employment; and

     WHEREAS, the Company desires to amend the Plan to provide that if a participant who was not entitled to any vested percentage prior to a Break in Service later resumes employment, he will be credited with pre-break Years of Service; and

     WHEREAS, the Company desires to amend the Plan to provide that a participant who receives a hardship withdrawal from the Plan will neither be required to suspend Savings Contributions (as defined in the Plan) for 12 months after receipt of the hardship distribution nor be limited in the amount of Savings Contributions he may make in the taxable year following the taxable year of the distribution, other than the otherwise applicable limit in Internal Revenue Code Section 402(g); and

     WHEREAS, the Company desires to amend the Plan to provide that hardship distributions are not eligible rollover distributions;

     NOW, THEREFORE, pursuant to Section 15.1 of the Plan, the following amendments are hereby made and shall be effective January 1, 2001, or as otherwise indicated:

1.	Section 2.68 of the Plan is amended to hereafter be and read as follows:

     "2.68 Year of Service.

           (a) For purposes of eligibility, a Year of Service means the twelve (12) consecutive month period commencing on an Employee's Employment Commencement Date and ending on the anniversary of the Employee's Employment Commencement Date. If an Employee fails to complete a Year of Service on the first anniversary of the Employment Commencement Date, the Employee shall be deemed to complete a Year of Service upon the completion of twelve (12) months of Service. An Employee shall receive credit for the aggregate of all time periods commencing with the first day the Employee is entitled to credit for an Hour of Service, including the Re-Employment Commencement Date, and ending on the date a Break in Service begins. An Employee also shall receive credit for any Period of Severance of less than twelve (12) consecutive months. Fractional periods of a year shall be expressed in terms of months, with credit for a month of service being given for each thirty (30) days of Elapsed Time.

           (b) For purposes of vesting, and subject to Section 6.3, a Year of Service means twelve (12) months of Service. For purposes of determining an Employee's Years of Service for vesting purposes, an Employee shall receive credit for the aggregate of all time periods commencing on an Employee's Employment Commencement Date, including the Re-Employment Commencement Date, and ending on the date a Break in Service begins. An Employee also shall receive credit for any Period of Severance of less than twelve (12) consecutive months. Fractional periods of a year shall be expressed in terms of months, with credit for a month of service being given for each thirty (30) days of Elapsed Time. In computing an Employee's Years of Service, the following rules shall apply:

                (i) For an Employee who terminates employment and is subsequently re-employed after incurring a Break in Service, Service prior to the Break in Service shall be taken into account immediately upon re-employment.

                (ii) For a Participant who terminates employment and who subsequently is re-employed after incurring five (5) consecutive Breaks in Service, Years of Service after the Break in Service shall not be taken into account for purposes of determining the Nonforfeitable percentage of an Employee's Account Balance derived from Employer Contributions which accrued before the Break in Service.

                (iii) For a Participant who terminates employment without any vested right to his Discretionary Employer Contribution Account or Matching Employer Contribution Account and who is re-employed after a Break in Service, Service before the Break in Service shall be taken into account for purposes of determining the Nonforfeitable percentage of an Employee's Account Balance derived from Employer Contributions which accrue after the Break in Service.

                 (iv) Years of Service, for purposes of vesting, shall include all Years of Service of the Employee with any Predecessor Employer.

                 (v) Years of Service with the Employer before a Participant enters the Plan shall be considered for purposes of vesting.

                 (vi) If the Employer is a member of a group of Related Employers, then Year of Service for purposes of vesting shall include Service with any Related Employer.

                 (vii) For purposes of determining Years of Service for
                       vesting, the following definitions shall apply:

                       (A) Employment Commencement Date means the date on which an Employee is first entitled to credit for an Hour of Service.

                       (B) Period of Severance means the period of time commencing on the Severance from Service Date and ending on the date on which the Employee again performs an Hour of Service for the Employer.

                       (C) Re-Employment Commencement Date means the first date, following a Period of Severance which is not required to be considered under the Service rules, on which the Employee performs an Hour of Service for the Employer.

                       (D) Severance from Service Date means the date on which occurs the earlier of: (i) the date on which an Employee quits, retires, is discharged or dies; or (ii) the first anniversary of the first date of a period in which an Employee remains absent from Service, with or without pay, with the Employer for any other reason, such as vacation, holiday, sickness, disability, leave of absence or layoff.

           (c) For purposes of vesting, an Employee's years of service with W & B Refrigeration Service Co., Inc. shall be counted as Years of Service under this Plan to the extent that such service was counted as years of service under the W & B Refrigeration Service Co., Inc. Employees' Profit Sharing Plan and Trust.

           (d) For purposes of determining vesting of a Participant's ESOP Transfer Account, the Service crediting provisions of
                Section 2.56 of the Plan shall apply.

           (e) The terms defined in this Section 2.68 shall include Years of Service performed by an Employee prior to the Effective Date."

2.	Section 6.3 of the Plan is amended to hereafter be and read as follows:

     "6.3  Computation of Years of Service for Vesting.

           (a) General. For purposes of computing a Participant's or Former Participant's Vested Percentage of his Discretionary Employer Contribution Account, Matching Employer Contribution Account, and ESOP Transfer Account, each Participant or Former Participant shall be credited with all Years of Service to which he is entitled pursuant to
                Section 2.68.

           (b) Forfeitures. When a Participant has Separated from Service, his Matching Employer Contribution, Discretionary Employer Contribution, and ESOP Transfer Accounts shall be divided into two portions, one representing the vested portion, and the other representing the forfeiture portion, of such accounts. Such accounts shall continue to receive income allocations pursuant to Section 5.2 until distributed in full. A Participant shall forfeit the forfeiture portion of his Matching Employer Contribution, Discretionary Employer Contribution, and ESOP Transfer Accounts on the earlier of the date on which the Participant incurs five (5) consecutive one year Breaks-in-Service or the date on which the Participant receives a Cashout Distribution. A "Cashout Distribution" means a lump sum distribution pursuant to Section 11.1 that occurs concurrently with or at any time subsequent to the date on which the Participant separates from Service. For purposes of this Section, a Participant who separates from Service without a nonforfeitable percentage in the Participant's Matching Employer Contribution, Discretionary Employer Contribution, and ESOP Transfer Accounts shall be deemed to have received a distribution of such Accounts on the date of separation from Service, or if the Participant is entitled to an allocation of Matching Employer Contributions for the Plan Year in which he separates from Service, on the last day of that Plan Year. The amount forfeited under this Section shall remain in the Trust Fund and shall be allocated as provided in Section 5.5.

     (c)  Benefit Accruals and Repayments.

           (i) For purposes of determining a Participant's Vested Percentage under the Plan, the Plan will disregard service performed by the Participant with respect to which he has received a distribution if the present value of his entire Vested Percentage of such distribution was not more than $5,000. This paragraph (i) shall apply, however, only if such distribution was made on termination of the Participant's participation in the Plan.

          (ii) For purposes of determining a Participant's Vested Percentage under the Plan, the Plan will not disregard service as provided in paragraph (c)(i) above if the Participant repays the full amount of the distribution described in such paragraph (c)(i). Upon such repayment, the Participant's account balance prior to the distribution will be restored (unadjusted by any gains or losses between the time of distribution and the time of repayment) and his Vested Percentage will be recomputed by taking into account service so disregarded. This paragraph (ii) shall apply, however, only in the case of a Participant who --

               (A) resumes employment before the date on which he would have incurred five (5) consecutive
                    Breaks-in-Service; and

               (B) repays the full amount of such distribution before the date on which he would have incurred five (5) consecutive Breaks-in-Service.

          The Employer will make a special restoration contribution to the Plan in order to restore any account balances hereunder.

          For purposes of Plan Section 5.6 and Code Section 415(c), the repayment by the Participant and the restoration will not be treated as "annual additions.""

3.	Section 10.1(a)(i)(C) of the Plan is amended to hereafter be and read as follows:

     "(C) In addition to the conditions above, any hardship withdrawal to a Participant made pursuant to this Section shall be increased by an amount equal to the lesser of:

          (1) all federal, state, and local income taxes and associated penalties (including, if applicable, the additional income tax described in Code
               Section 72(t) imposed with respect to such hardship withdrawal); or

          (2)  the amount, if any, in such Participant's
               Savings Account in excess of such hardship withdrawal."

4.	Effective January 1, 1999, Section 11.5(b)(i) of the Plan is
amended as underlined to hereafter be and read as follows:

     "(i) An eligible rollover distribution is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under Code Section 401(a)(9); the portion of any distribution that is not includable in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to Employer Securities); and, effective January 1, 1999, hardship distributions made pursuant to Section 10.1(a)(i)."


IN WITNESS WHEREOF, FROZEN FOOD EXPRESS INDUSTRIES, INC. has caused this First Amendment to be executed on this 22 day of June, 2001, effective as of January 1, 2001, by the undersigned duly appointed and authorized officer.


                                    FROZEN FOOD EXPRESS INDUSTRIES, INC.
                                    -----------------------------------------
                                  By:    /s/ Stoney M. Stubbs, Jr.
                                         ------------------------------------
                                  Name:  Stoney M. Stubbs, Jr.
                                         ------------------------------------
                                  Title: President and Chairman of the Board
                                         ------------------------------------

































                       Third Amendment to
                Frozen Food Express Industries, Inc.
                       401(k) Savings Plan


    This Amendment is adopted by Frozen Food Express Industries, Inc. (the "Company"), a Texas Corporation, having its principal office in Dallas, Texas.

                        R E C I T A L S:

    WHEREAS, the Company has previously established the Frozen Food Express Industries, Inc. 401(k) Savings Plan (the "Plan") for the benefit of those employees who qualify thereunder and for their beneficiaries; and

    WHEREAS, the Company desires to amend the Plan to provide, effective January 1, 2001, that the Plan Administrator shall be the Company;

    NOW, THEREFORE, pursuant to Section 15.1 of the Plan, the following amendment is hereby made and shall be effective January 1, 2001:

Section 2.3 of the Plan is amended to hereafter be and read as follows:

"2.3 Administrator.

     Administrator means the Company, unless the Company designates another person to hold the position of Administrator by written action."



     IN WITNESS WHEREOF, FROZEN FOOD EXPRESS INDUSTRIES, INC. has caused this Third Amendment to be executed on this 31 day of October, 2001, effective as of January 1, 2001, by the undersigned duly appointed and authorized officer.


                                FROZEN FOOD EXPRESS INDUSTRIES, INC.
                                ------------------------------------------
                                By:    /s/ Stoney M. Stubbs, Jr.
                                       -----------------------------------
                                Name:  Stoney M. Stubbs, Jr.
                                       -----------------------------------
                                Title: President and Chairman of the Board
                                       -----------------------------------


















                      Fourth Amendment to
               Frozen Food Express Industries, Inc.
                      401(k) Savings Plan

     This Amendment is adopted by Frozen Food Express Industries, Inc. (the "Company"), a Texas Corporation, having its principal office in Dallas, Texas.

                      R E C I T A L S:

     WHEREAS, the Company has previously established the Frozen Food Express Industries, Inc. 401(k) Savings Plan (the "Plan") for the benefit of those employees who qualify thereunder and for their beneficiaries; and

     WHEREAS, the Company desires to amend the Plan to provide, effective November 1, 2001, that employer matching contributions to the Plan will equal fifty percent (50%) of each participant's savings contribution for each payroll period that does not exceed four percent (4%) of such participant's compensation for the payroll period; and

     WHEREAS, the Company desires to further amend the Plan to provide, effective November 1, 2001, that employer matching contributions to the Plan will be made in Company Stock (as defined in the Plan), not cash;

     NOW, THEREFORE, pursuant to Section 15.1 of the Plan, Section 4.2(a) of the Plan is amended as underlined to be and read as follows, effective November 1, 2001:

     "(a) Matching Employer Contributions. In addition to the total amount of Savings Contributions elected for each month pursuant to Section 4.1, but subject to the limits of Section 4.2(c), each Employer shall, as a Matching Employer Contribution to the Plan, pay to the Trustee for each calendar quarter an amount equal to fifty percent (50%) of each Participant's Savings Contributions for each payroll period pursuant to
           Section 4.1 hereof which does not exceed four percent (4%) of his Compensation for such payroll period. Matching Employer Contributions shall be made in Company Stock in accordance with the closing market price on the business day immediately preceding the day such Contributions are made. In accordance with
           Section 7.2(a), such Contributions may be re-invested by the Trustee in accordance with Participant direction."

     IN WITNESS WHEREOF, FROZEN FOOD EXPRESS INDUSTRIES, INC. has caused this Fourth Amendment to be executed on this 31 day of October 2001, effective as of November 1, 2001, by the undersigned duly appointed and authorized officer.

                             FROZEN FOOD EXPRESS INDUSTRIES, INC.
                             ------------------------------------------
                             By:    /s/ Stoney M. Stubbs, Jr.
                                    -----------------------------------
                             Name:  Stoney M. Stubbs, Jr.
                                    -----------------------------------
                             Title: President and Chairman of the Board
                                    -----------------------------------